SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2018
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiaries, GFN Asia Pacific Finance Pty Ltd, an Australian corporation (“GFNAPF”), Royal Wolf Holdings Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01	Financial Statements and Exhibits	3

Exhibit 10.1	Valenta Employment Agreement dated January 1, 2018

Exhibit 10.2	Miller Employment Agreement dated January 1, 2018

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Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ronald Valenta Appointed Executive Chairman of the Board

Mr. Ronald Valenta, age 59, resigned as the Chief Executive Officer of General Finance Corporation (the “Company”) effective January 1, 2018. The board of directors (the “Board”) of the Company appointed Mr. Valenta as the Executive Chairman of the Board effective as of January 1, 2018. The Company and Mr. Valenta entered into an employment agreement effective January 1, 2018, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference (the “Valenta Employment Agreement”). The following description of the Valenta Employment Agreement is qualified in its entirety by the Valenta Employment Agreement.

Under the Valenta Employment Agreement, Mr. Valenta will serve as the Executive Chairman of the Board commencing on January 1, 2018. The Valenta Employment Agreement will continue until terminated by one of the parties or by its terms. The Valenta Employment Agreement provides that the Company will pay Mr. Valenta a base salary of $240,000 (the “Valenta Base Salary”), and the Valenta Base Salary will be reviewed annually. Mr. Valenta will be eligible for a quarterly bonus of $46,250 and an annual performance bonus for fiscal year 2018 and every year thereafter as determined by the Board and the Compensation Committee. Mr. Valenta will be eligible for equity awards under the Company’s Amended and Restated 2014 Stock Incentive Plan (the “Plan”) that are granted to Board members. The Company will pay Mr. Valenta a monthly automobile allowance of $2,500 and will reimburse Mr. Valenta for reasonable work-related expenses. The Company will pay for the medical and dental benefits of Mr. Valenta and his immediate family. Mr. Valenta will receive certain other benefits, including participating in all employee benefit plans.

Under the Valenta Employment Agreement, Mr. Valenta agrees, to the fullest extent provided by law, to repay or forfeit any bonus, incentive payment, equity award or other compensation if each of the three elements is satisfied: (i) the payment, grant or vesting of such compensation was based upon the achievement of financial results that were subsequently the subject of a restatement of financial statements of the Company filed with the Securities and Exchange Commission (“SEC”), or the amount of the award was based upon the achievement of financial results which subsequently were determined to have been overstated; (ii) the Board determines in its reasonable discretion, exercised in good faith, that Mr. Valenta engaged in fraud, intentional misconduct or an intentional violation of law or the Company policy that caused or contributed to the need for the restatement or caused or contributed to the overstatement of the financial results; and (iii) the Board determines in its reasonable discretion, exercised in good faith, that it is in the best interests of the Company and its stockholders for Mr. Valenta to repay or forfeit all or any portion of the bonus, incentive payment, equity award or other compensation.

The Company may terminate the Valenta Employment Agreement for Cause (as defined in the Valenta Employment Agreement), including: (i) the breach by Mr. Valenta of any obligation, duty or agreement under the Valenta Employment Agreement, which breach is not cured or corrected within 15 days of written notice thereof from the Company; (ii) Mr. Valenta’s commission of any act of personal dishonesty, fraud, breach of fiduciary duty or trust; (iii) Mr. Valenta’s conviction of, or plead guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; (iv) Mr. Valenta’s commission of any act of personal conduct that, in the reasonable opinion of the Board, gives rise to a material risk of liability under federal or applicable state law for discrimination or sexual or other forms of harassment or other similar liabilities to subordinate employees; (v) Mr. Valenta’s commission of continued and repeated substantive violations of specific written directions of the Board or continued and repeated substantive failure to perform duties assigned by or pursuant to the Valenta Employment Agreement; (vi) Mr. Valenta’s engagement in conduct that is demonstrably and materially injurious to the Company and the corporations and legal entities controlled by the Company (the “Company Group”), or that materially harms the reputation or financial position of the Company Group, unless the conduct in question was undertaken in good faith on an informed basis with due care and with a rational business purpose and based upon the honest belief that such conduct was in the best interest of the Company Group; (vii) Mr. Valenta is found liable in any SEC or other civil or criminal securities law action or entering any cease and desist order with respect to such action where the conduct that is the subject of such action is injurious to the Company Group; (viii) Mr. Valenta (1) obstructs or impedes, (2) endeavors to influence, obstruct or impede, or (3) fails to materially cooperate with, any investigation authorized by the Board or any governmental or self-regulatory entity; or (ix) Mr. Valenta makes any material misrepresentations (or omissions) in connection with his resume and other documents which may have been provided by Mr. Valenta, and oral statements regarding his employment history, education and experience, in determining to enter into the Valenta Employment Agreement.

Mr. Valenta may terminate the Valenta Employment Agreement for “Good Reason” (as defined in the Valenta Employment Agreement) including upon (a) a reduction in his Valenta Base Salary; (b) the assignment to Mr. Valenta of duties and responsibilities that are materially beneath those of an executive chairman and provided that he notifies the Company within five business days of the assignment of such duties that he believes are the basis of termination of his employment for Good Reason and the Company does not revoke such duties and responsibilities. Mr. Valenta is entitled to severance payments equal to one year of the Valenta Base Salary if his employment is terminated for Good Reason or there is a change of control of the Company (as defined in the Valenta Employment Agreement).

Jody Miller Appointed Chief Executive Officer

On January 1, 2018, the Board appointed Mr. Jody Miller, age 50, the Chief Executive Officer of the Company, replacing Mr. Valenta who previously served as the Company’s Chief Executive Officer. Mr. Miller has served as the Company’s President since January 2017 and as its Executive Vice President from June 2015 to January 2017.  Since July 2017, Mr. Miller has served as the President of Southern Frac LLC, the Chief Executive Officer of GFN Manufacturing Corporation and GFN North America Corp. and the Chief Executive Officer of Lone Star Tank Rental Inc.  Mr. Miller has also served as the Chief Executive Officer of GFN North America Leasing Corporation since June 2016. Mr. Miller has served as director of GFN Manufacturing Corporation, Lone Star Tank Rental Inc., GFN North America Leasing Corporation, GFN U.S. Australasia Holdings, Inc. and Royal Wolf Holdings Limited since June 2014, September 2014, June 2016, June 2016 and July 2016, respectively.  Mr. Miller served as a consultant to GFN Manufacturing Corporation from May 2013 to June 2015.  Mr. Miller has over 25 years of experience in the equipment rental industry, including from December 2008 to May 2013 as Mobile Mini, Inc.’s Executive Vice President and Chief Operations Officer, five years at Mobile Storage Group, Inc. as Senior Vice President and fifteen years at RSC Holdings, Inc. where he held many positions including Regional Vice President for seven years.

Mr. Miller and the Company entered into an employment agreement dated January 1, 2018, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference (the “Miller Employment Agreement”). The following description of the Miller Employment Agreement is qualified in its entirety by the Miller Employment Agreement.

Under the Miller Employment Agreement, Mr. Miller will serve as the Chief Executive Office and President of the Company commencing on January 1, 2018, and the Miller Employment Agreement will continue until terminated by one of the parties or by its terms. The Miller Employment Agreement provides that the Company will pay Mr. Miller a base salary of $335,000 per year for the remaining six months of fiscal year 2018, $400,000 per year for fiscal year 2019 and $425,000 per year for fiscal year 2020. The base salary will thereafter be determined annually. Mr. Miller will be eligible for an annual performance bonus of up to $250,000, $300,000 and $350,000 for fiscal years 2018, 2019 and 2020, respectively, subject to the terms and conditions of the Company’s performance bonus plan and as the Compensation Committee may determine. Mr. Miller will be granted restricted shares of the Company with an aggregate value of $335,000 each fiscal year the Miller Employment Agreement is in effect, one-third of which will vest on each of the first three anniversaries of the date of grant. The Company will pay Mr. Miller a monthly automobile allowance, and will pay for the medical and dental benefits of Mr. Miller and his immediate family, and Mr. Miller will receive certain other benefits including participating in all employee benefit plans, vacation and sick leave.

Under the Miller Employment Agreement, Mr. Miller agrees, to the fullest extent provided by law, to repay or forfeit any bonus, incentive payment, equity award or other compensation if each of the three elements is satisfied: (i) the payment, grant or vesting of such compensation was based upon the achievement of financial results that were subsequently the subject of a restatement of financial statements of the Company filed with the SEC, or the amount of the award was based upon the achievement of financial results which subsequently were determined to have been overstated; (ii) the Board determines in its reasonable discretion, exercised in good faith, that Mr. Miller engaged in fraud, intentional misconduct or an intentional violation of law or the Company policy that caused or contributed to the need for the restatement or caused or contributed to the overstatement of the financial results; and (iii) the Board determines in its reasonable discretion, exercised in good faith, that it is in the best interests of the Company and its stockholders for Mr. Miller to repay or forfeit all or any portion of the bonus, incentive payment, equity award or other compensation.

The Company may terminate the Miller Employment Agreement for “Cause” (as defined in the Miller Employment Agreement), including: (i) the breach by Mr. Miller of any obligation, duty or agreement under the Miller Employment Agreement, which breach is not cured or corrected within 15 days of written notice thereof from the Company; (ii) Mr. Miller’s commission of any act of personal dishonesty, fraud, breach of fiduciary duty or trust; (iii) Mr. Miller’s conviction of, or plead guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; (iv) Mr. Miller’s commission of any act of personal conduct that, in the reasonable opinion of the Board, gives rise to a material risk of liability under federal or applicable state law for discrimination or sexual or other forms of harassment or other similar liabilities to subordinate employees; (v) Mr. Miller’s commission of continued and repeated substantive violations of specific written directions of the Board or continued and repeated substantive failure to perform duties assigned by or pursuant to the Miller Employment Agreement; (vi) Mr. Miller’s engagement in conduct that is demonstrably and materially injurious to the Company and the Company Group, or that materially harms the reputation or financial position of the Company Group, unless the conduct in question was undertaken in good faith on an informed basis with due care and with a rational business purpose and based upon the honest belief that such conduct was in the best interest of the Company Group; (vii) Mr. Miller is found liable in any SEC or other civil or criminal securities law action or entering any cease and desist order with respect to such action where the conduct that is the subject of such action is injurious to the Company Group; (viii) Mr. Miller (1) obstructs or impedes, (2) endeavors to influence, obstruct or impede, or (3) fails to materially cooperate with, any investigation authorized by the Board or any governmental or self-regulatory entity; or (ix) Mr. Miller makes any material misrepresentations (or omissions) in connection with his resume and other documents which may have been provided by Mr. Miller, and oral statements regarding his employment history, education and experience, in determining to enter into the Miller Employment Agreement.

Mr. Miller may terminate the Miller Employment Agreement for “Good Reason” (as defined in the Miller Employment Agreement) including upon (a) a reduction in his base salary; (b) the assignment to Mr. Miller of duties and responsibilities that are materially beneath those of a chief executive officer and president, provided that Mr. Miller notifies the Company within five business days of the assignment of such duties that Mr. Miller believes are the basis of termination of his employment for Good Reason and the Company does not revoke such duties and responsibilities. Mr. Miller is entitled to severance payments equal to one year’s base salary if his employment is terminated for Good Reason.

There are no other agreements or understandings pursuant to which Mr. Miller was selected as the Chief Executive Officer and President. There are no family relationships among any of our directors, executive officers and Mr. Miller. There are no related party transactions between the Company and Mr. Miller which are reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Valenta Employment Agreement dated January 1, 2018

10.2	Miller Employment Agreement dated January 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: January 3, 2018	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Valenta Employment Agreement dated January 1, 2018

10.2	Miller Employment Agreement dated January 1, 2018

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